UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Castle Biosciences, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following matters and cast their votes as set forth below:

Proposal 1. Election of Directors

The Company’s stockholders elected the three individuals listed below as Class III Directors, each to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	For	Withheld	Broker Non-Votes
Kimberlee S. Caple	15,738,364	5,012,282	1,869,015
G. Bradley Cole	13,764,454	6,986,192	1,869,015
Derek J. Maetzold	15,005,318	5,745,328	1,869,015

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of KPMG LLP by the Audit Committee of the Company’s Board of Directors (the “Board”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results are as follows:

For	Against	Abstain
22,499,340	118,964	1,357

Proposal 3. Approval of the Compensation of the Company’s Executive Officers

The Company’s stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
8,331,458	11,985,739	433,449	1,869,015

Proposal 4. Approval of the Frequency of the Say-on-Pay Vote

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of one year for future stockholder advisory votes on the compensation of the Company’s named executive officers. In light of this result and consistent with the Company’s recommendation, the Board has determined to hold future advisory votes on executive compensation every year. Under Section 14a-21(b) of the Securities Exchange Act of 1934, as amended, the Company will hold the next advisory vote on the frequency of such stockholder votes no later than its 2028 annual meeting of stockholders. The final voting results are as follows:

1 YEAR	2 YEARS	3 YEARS	Abstain
20,368,320	62,161	259,136	61,029

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Derek J. Maetzold
Derek J. Maetzold
President and Chief Executive Officer
Date: June 8, 2022